UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EMC Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following was published on EMC Corporation’s employee intranet.

Question of the Week: Shareholder Vote (June 15)

QUESTION:

How can I vote my shares of EMC stock during the special meeting of EMC shareholders to be held on July 19 to approve the merger agreement among Denali Holding, Inc., Dell Inc., Universal Acquisition Co., and EMC?

ANSWER:

There are several ways to vote your shares, and the process depends on the kind of account that holds your shares for you.

If you are an EMC shareholder of record as of the close of business on May 13, 2016, then you may vote in person at the special meeting, or you may designate another person to vote your shares of EMC common stock on your behalf at the meeting. The written document used to designate someone to vote your shares according to your instructions is called a “proxy” or “proxy card.”

Definitive proxy materials related to the special meeting were recently mailed to each EMC shareholder entitled to vote at the special meeting. Instructions on how to cast your vote for your shares are included in these materials. Employees may obtain copies of the definitive proxy statement/prospectus, and all other documents filed with the U.S. Securities and Exchange Commission (SEC) regarding the proposed transaction, from EMC’s Investor Relations website or the SEC’s website.

You may submit a proxy over the Internet, by mail or by telephone by following the instructions on your proxy card. We urge you to submit a proxy to have your shares voted even if you plan to attend the special meeting. You may always change your vote at the special meeting. The deadline to vote by proxy over the Internet or by telephone for the special meeting is 11:59 p.m. ET on July 18, 2016.

If you are a beneficial owner and hold your shares through a nominee or intermediary, such as a bank or broker, you will receive separate instructions from your nominee or intermediary describing how to vote your shares. The availability of Internet or telephone voting will depend on your intermediary’s voting process. Please check with your nominee or intermediary and follow the voting instructions provided by them with the proxy materials.

If you hold shares of EMC common stock through your participation in the EMC Corporation 401(k) Savings Plan, the EMC Corporation Deferred Compensation Retirement Plan or the VMware Inc. 401(k) Savings Plan, those shares will be voted on your behalf by the plan trustee according to your instructions. The plan trustee must receive your voting instructions by 11:59 p.m. ET on July 14, 2016. You may not vote these shares in person at the special meeting.

Only holders of record of EMC common stock as of the record date (close of business on May 13, 2016) are entitled to attend and vote at the special meeting, which will be held at 10:00 a.m. ET on Tuesday, July 19, 2016 at EMC’s facility at 176 South Street, Hopkinton, Massachusetts. Space will be limited. Shareholders planning to attend must pre-register no later than July 12, 2016, by visiting www.emc.com/specialmeeting and completing the registration form.

If you have any further questions about how to cast your vote, please contact EMC Investor Relations.

Important Legal Information

Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to obtain the approval of EMC Corporation shareholders in connection with the proposed transaction; (ii) the failure to consummate or delay in consummating the proposed transaction for other reasons; (iii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iv) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (v) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (vi) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (vii) the diversion of management time on transaction-related issues; (viii) adverse changes in general economic or market conditions; (ix) delays or reductions in information technology spending; (x) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (xi) competitive factors, including but not limited to pricing pressures and new product introductions; (xii) component and product quality and availability; (xiii) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xiv) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xv) the ability to attract and retain highly qualified employees; (xvi) insufficient, excess or obsolete inventory; (xvii) fluctuating currency exchange rates; (xviii) threats and other disruptions to our secure data centers or networks; (xix) our ability to protect our proprietary technology; (xx) war or acts of terrorism; and (xxi) other one-time events and other important factors disclosed previously and from time to time in EMC Corporation’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Except to the extent otherwise required by federal securities law, EMC Corporation disclaims any obligation to update any such forward-looking statements after the date of this communication.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination transaction between EMC Corporation and Denali Holding Inc. The proposed transaction will be submitted to the shareholders of EMC Corporation for their consideration. In connection with the issuance of Class V Common Stock of Denali Holding Inc. in the proposed transaction, Denali Holding Inc. has filed with the SEC a Registration Statement on Form S-4 (File No. 333-208524) that includes a proxy statement/prospectus regarding the proposed transaction. The registration statement has been declared effective by the SEC, and the definitive proxy statement/prospectus was mailed on or about June 10, 2016, to each EMC Corporation shareholder entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the definitive proxy statement/prospectus and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from EMC Corporation’s website (http://www.EMC.com) under the link “Investor Relations” and then under the tab “Financials” then “SEC Filings”, or by directing a request to: EMC Corporation, 176 South Street, Hopkinton, Massachusetts, 01748, Attn: Investor Relations, 866-362-6973.

Participants in the Solicitation

EMC Corporation and certain of its directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from EMC Corporation shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EMC Corporation shareholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about EMC Corporation’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2016 and in its Annual Report on Form 10-K filed with the SEC on February 25, 2016, and the amendment thereto on Form 10-K/A filed with the SEC on March 11, 2016. You can obtain free copies of these documents at the SEC’s website (http://www.sec.gov). You can also obtain free copies of these documents from EMC Corporation using the contact information above.